
                                                   17 State Street                   Tel  212 440 8800
  [GEORGESON LOGO]                                 New York NY 10004                 Fax 212 440 9009

February 10, 2000

To the holders of record of DPL Inc. common shares:

    Re:  Offer to Purchase DPL Inc. Common Shares, dated February 4, 2000

On behalf of DPL Inc. ("DPL"), enclosed please find a substitute Letter of Transmittal for DPL's Offer to Purchase its Common Shares dated February 4, 2000. The enclosed substitute Letter of Transmittal (colored orange) differs from the Letter of Transmittal previously delivered to you (colored light blue) only in the following ways:

1. The expiration date of the tender offer has been extended from 5:00 p.m. to 12:00 midnight, New York City time, on Friday, March 3, 2000 to account for the intervening holiday.

2. The substitute Letter of Transmittal provides for the tendering of shares issued pursuant to DPL's dividend reinvestment plan, including shares issued in respect of DPL's announced dividend payable March 1, 2000.

3. The substitute Letter of Transmittal includes a substitute Form W-9, which was omitted from the Letter of Transmittal previously delivered to you.

If you wish to tender shares in the tender offer and have not yet done so, please discard the Letter of Transmittal previously delivered to you and use the enclosed substitute Letter of Transmittal.

If you have already tendered your shares in the tender offer and desire to also tender your dividend reinvestment plan shares or are required to submit a substitute Form W-9 (because the transfer agent does not currently have a certified tax identification number on file for you or for any person to whom you intend to transfer the proceeds from your tender of shares) in connection with your tender, please fill out the appropriate sections of the substitute Letter of Transmittal and return it in the enclosed envelope.

If you have already tendered your shares in the tender offer and do not desire to tender any dividend reinvestment plan shares and are not required to submit a substitute Form W-9 in connection with your tender, you need do nothing further. Your tender will be processed in the ordinary course.

We apologize for any inconvenience caused by this substitution. If you have any questions regarding the substitute Letter of Transmittal or otherwise regarding the tender offer, or if you need assistance in tendering your shares, please call Georgeson Shareholder Communications Inc., the Information Agent for the offer, at (800) 223-2064 (toll free) or Credit Suisse First Boston Corporation, the Dealer Manager for the tender offer, at (800) 646-4543 (toll free).

Very truly yours,

GEORGESON SHAREHOLDER COMMUNICATIONS INC.

                             LETTER OF TRANSMITTAL

                            TO TENDER COMMON SHARES

                                       OF

                                    DPL INC.
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)


            PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 4, 2000


 ------------------------------------------------------------------------------
        THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT
                                12:00 MIDNIGHT,
  NEW YORK CITY TIME, ON FRIDAY, MARCH 3, 2000, UNLESS THE OFFER IS EXTENDED.

--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:


                                   EQUISERVE
                                 (800) 736-3001



       BY MAIL:                             BY HAND:                      BY OVERNIGHT DELIVERY
       EquiServe                Securities Transfer & Reporting             OR EXPRESS MAIL:
Attn: Corporate Actions                 Services, Inc.                          EquiServe
     P.O. Box 9573                       c/o EquiServe                   Attn: Corporate Actions
 Boston, MA 02205-9573           100 Williams Street, Galleria             40 Campanelli Drive
                                       New York, NY 10038                  Braintree, MA 02184



 THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE
         READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.



-------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF SHARES TENDERED
                                         (See instructions 3 and 4)
-------------------------------------------------------------------------------------------------------------
                               NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDESHARES TENDERED
                           (PLEASE FILL IN, IF BLANK, EXACTLY AS N(ATTACHAADDITIONAL SIGNED LIST
                                          ON SHARE CERTIFICATE(S))         IF NECESSARY)
-------------------------------------------------------------------------------------------------------------
                                                                         SHARES EVIDENCED
                                                            SHARE            BY SHARE            NUMBER
                                                         CERTIFICATE      CERTIFICATE(S)        OF SHARES
                                                         NUMBER(S)*                            TENDERED**
                                                      -------------------------------------------------------

                                                      -------------------------------------------------------

                                                      -------------------------------------------------------

                                                      -------------------------------------------------------

                                                      -------------------------------------------------------

                                                      -------------------------------------------------------

                                                      -------------------------------------------------------
                                                      TOTAL SHARES
-------------------------------------------------------------------------------------------------------------



    / / Check here if any of the certificates representing your DPL common shares have been lost or destroyed. You must complete an affidavit of loss and return it with your Letter of Transmittal. Please call 1-800-736-3001 to obtain an affidavit of loss and for further instructions.


--------------------------------------------------------------------------------


                       DIVIDEND REINVESTMENT PLAN SHARES
                              (See Instruction 18)

 ------------------------------------------------------------------------------


 THE UNDERSIGNED ALSO IS TENDERING UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME(S) OF THE REGISTERED OWNER(S) BY DPL'S TRANSFER AGENT PURSUANT TO DPL'S DIVIDEND REINVESTMENT PLAN ("DRP"):



 / /  YES    / /  NO



 IF THE ANSWER TO THE PRECEDING QUESTION WAS "YES," INDICATE WHETHER YOU ARE TENDERING ALL OR A PARTIAL AMOUNT OF SUCH DRP SHARES.



 / /  ALL    (INCLUDING SHARES CREDITED TO YOUR ACCOUNT AS A RESULT OF A
             DIVIDEND PAYABLE ON MARCH 1, 2000, SUBJECT TO PRORATION.)



 / /  PARTIAL TENDER (INDICATE NUMBER OF SHARES TENDERED, WHOLE SHARE AMOUNTS
      ONLY: ________________)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration.***
Attach additional signed list if necessary.

See Instruction 9.

1st:               2nd:               3rd:               4th:               5th:

----------------------------

* DOES NOT need to be completed by shareholders tendering shares by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.


*** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 9.



    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO DPL OR THE DEALER MANAGER WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.



    This Letter of Transmittal is to be completed only if (a) certificates representing shares are to be forwarded herewith and/or shares held by the Transfer Agent in DPL's dividend reinvestment plan are to be tendered, or
(b) unless an Agent's Message (as defined in the Offer to Purchase) is utilized, a tender of shares is to be made concurrently by book-entry transfer to the account maintained by the Depositary at The Depositary Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase.


    Shareholders who desire to tender shares pursuant to the offer, but whose share certificates are not immediately available or who cannot deliver the certificates and all other documents required by this Letter of Transmittal to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.


    This Letter of Transmittal may NOT be used for shares held in one of DPL's Savings Plans or in the DPL Inc. Employee Stock Ownership Plan. See
Instruction 17. Participants in these plans must follow the instructions in the "Letter to Participants in the DPL Savings Plans" or in the "Letter to Participants in the DPL Inc. Employee Stock Ownership Plan" and related materials sent to them separately. T. Rowe Price Trust Company, the trustee for DPL's Savings Plans, or Bank One Trust Company, N.A., the trustee of the DPL Inc. Employee Stock Ownership Plan, will submit one Letter of Transmittal for each such plan on behalf of all of the tendering participants in each such plan.



    If a participant in one of DPL's Savings Plans or in the DPL Inc. Employee Stock Ownership Plan owns shares apart from those plans that he or she desires to tender, such holder must both submit this Letter of Transmittal to tender the non-plan shares, and follow the instructions described in the "Letter to Participants in the DPL Savings Plans" or in the "Letter to Participants in the DPL Inc. Employee Stock Ownership Plan" and related materials sent to them separately to tender shares attributable to his or her plan account.

--------------------------------------------------------------------------------

               SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER
                (See Instruction 5 to the Letter of Transmittal)

     By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER "SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER," the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the purchase price determined by DPL for the shares is less than the price checked below. A shareholder who desires to tender shares at more than one price must complete a separate Letter of Transmittal for each price at which shares are tendered. The same shares cannot be tendered at more than one price.

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED


/ /  $       20.000   / /  $       21.125   / /  $       22.125
/ /  $       20.125   / /  $       21.250   / /  $       22.250
/ /  $       20.250   / /  $       21.375   / /  $       22.375
/ /  $       20.375   / /  $       21.500   / /  $       22.500
/ /  $       20.500   / /  $       21.625   / /  $       22.625
/ /  $       20.625   / /  $       21.750   / /  $       22.750
/ /  $       20.750   / /  $       21.875   / /  $       22.875
/ /  $       20.875   / /  $       22.000   / /  $       23.000
/ /  $       21.000



 CHECK ONLY ONE BOX ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, THERE IS NO VALID TENDER OF SHARES.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER
                (See Instruction 5 to the Letter of Transmittal)


     / / The undersigned wants to maximize the chance of having DPL purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking THIS BOX INSTEAD OF ONE OF THE PRICE BOXES ABOVE, the undersigned hereby tenders shares and is willing to accept the purchase price determined by DPL in accordance with the terms of the offer. This action could result in receiving a price per share as low as $20.00.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                    ODD LOTS
                              (See Instruction 8.)



     To be completed ONLY if shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 shares (not including any shares held in one of DPL's Savings Plans or in the DPL Inc. Employee Stock Ownership Plan). The undersigned either (check one box):


     / / is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

     / / is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) of shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each person was the beneficial or record owner of an aggregate of fewer than 100 shares and is tendering all of those shares.

 In addition, the undersigned is tendering shares either (check one box):


     / / at the purchase price determined by DPL in accordance with the terms of the offer (persons checking this box need not indicate the price per share above); or



     / / at the price per share indicated above under "Shares Tendered at Price Determined by Shareholder."



     ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               CONDITIONAL TENDER

     A tendering shareholder may condition his or her tender of shares upon DPL purchasing a specified minimum number of the shares tendered, all as described in the Offer to Purchase, particularly in Section 6. Unless at least the minimum number of shares you indicate below is purchased by DPL pursuant to the terms of the offer, none of the shares tendered by you will be purchased. It is the tendering shareholder's responsibility to calculate the minimum number of shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

     / /  Minimum number of shares that must be purchased, if any are purchased: ______ shares.
--------------------------------------------------------------------------------

                    SPECIAL PAYMENT OR DELIVERY INSTRUCTIONS

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, DPL may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. In any event, the undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below.

    The undersigned understands that acceptance of shares by DPL for payment will constitute a binding agreement between the undersigned and DPL upon the terms and subject to the conditions of the offer.

    The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below. The undersigned acknowledges that DPL has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if DPL does not purchase any of the shares.

------------------------------------------------


                          SPECIAL PAYMENT INSTRUCTIONS
                       (See Instructions 1, 6, 7 and 10)



     To be completed ONLY if the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.



 Issue check to:


 Name _________________________________________________________________________
                                 (PLEASE PRINT)

 Address ______________________________________________________________________

 ______________________________________________________________________________
                               (INCLUDE ZIP CODE)

 ______________________________________________________________________________
                          (EMPLOYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

------------------------------------------------------------

------------------------------------------------------------


                         SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 6, 7 and 10)



     To be completed ONLY if the check for the purchase price of Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that above.



 Mail check to:


 Name _________________________________________________________________________
                                 (PLEASE PRINT)

 Address ______________________________________________________________________

 ______________________________________________________________________________
                               (INCLUDE ZIP CODE)

 ______________________________________________________________________________
                          (EMPLOYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

-----------------------------------------------------

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY.)



/ /  CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.


--------------------------------------------------------------------------------


 / /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     MADE TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):


     Name of Tendering Institution ____________________________________________

     Account Number ___________________________________________________________

     Transaction Code Number __________________________________________________

 / /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Owner(s) ___________________________________________

     Date of Execution of Notice of Guaranteed Delivery _______________________

     Name of Institution that Guaranteed Delivery _____________________________


     If delivered by Book-Entry Transfer:



     Name of Tendering Institution ____________________________________________


     __________________________________________________________________________

     Account Number ___________________________________________________________

     Transaction Code Number __________________________________________________

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


To EquiServe:



    The undersigned hereby tenders to DPL Inc., an Ohio corporation, the above-described common shares, par value $.01 per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 4, 2000, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer. All shares tendered and purchased will include the associated preferred share purchase rights issued pursuant to a Shareholder Rights Agreement, dated as of December 3, 1991, between DPL and The First National Bank of Boston, as rights agent, and, unless the context otherwise requires, all references to shares include the associated preferred share purchase rights.


    Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned sells, assigns and transfers to, or upon the order of, DPL all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of DPL, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (a) deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of DPL upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the shares;

    (b) present certificates for the shares for cancellation and transfer on DPL's books; and

    (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

    The undersigned covenants, represents and warrants to DPL that:

        (1) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, DPL will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;


        (2) the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (ii) the tender of shares complies with Rule 14e-4;


        (3) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or DPL to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

        (4) the undersigned has read, understands and agrees to all of the terms of the offer.


    The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and DPL upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will DPL pay interest on the purchase price, including without limitation, by reason of any delay in making payment.


    All authority conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered. The certificate numbers, the number of shares represented by the certificates and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which the shares are being tendered should be indicated in the appropriate boxes above.


    The undersigned understands that DPL will determine a single per share price, not in excess of $23.00 nor less than $20.00 that it will pay for shares properly tendered, taking into account the number of shares tendered and the prices specified by tendering shareholders. All shares acquired in the offer will be acquired at the same purchase price. DPL will select the lowest purchase price that will allow it to buy 25,000,000 shares or, if a lesser number of shares are properly tendered, all shares that are properly tendered. All shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased, subject to the conditions of the offer and the "odd lot" priority, proration and conditional tender provisions described in the Offer to Purchase. Shares tendered at prices in excess of the purchase price that is determined by DPL and shares not purchased because of proration or conditional tenders will be returned.

--------------------------------------------------------------------------------


                                   SIGN HERE
                 (ALSO COMPLETE SUBSTITUTE FORM W-9 ON PAGE 9)


-- >
                                                                           < --
 ______________________________________________________________________________
-- >
                                                                           < --
 ______________________________________________________________________________
                        (SIGNATURE(S) OF SHAREHOLDER(S))
 Dated: ____________________________________


 (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)


 Name(s): _____________________________________________________________________
                                 (PLEASE PRINT)

 ______________________________________________________________________________

 Capacity (full title): _______________________________________________________

 Address: _____________________________________________________________________

 ______________________________________________________________________________
                               (INCLUDE ZIP CODE)

 Daytime Area Code and Telephone No.: _________________________________________

 Employer Identification or
 Social Security No.: _________________________________________________________
                           (SEE SUBSTITUTE FORM W-9)


                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)


 ______________________________________________________________________________
                              AUTHORIZED SIGNATURE

 ______________________________________________________________________________
                              NAME (PLEASE PRINT)

 ______________________________________________________________________________
                                  NAME OF FIRM

 ______________________________________________________________________________
                                    ADDRESS

 ______________________________________________________________________________
                               (INCLUDE ZIP CODE)

 ______________________________________________________________________________
                          AREA CODE AND TELEPHONE NO.

 Dated: ____________________________________
--------------------------------------------------------------------------------

                TO BE COMPLETED BY ALL SURRENDERING SHAREHOLDERS
                              (See Instruction 13)



----------------------------------------------------------------------------------------------------
                                  PAYER'S NAME: EquiServe
----------------------------------------------------------------------------------------------------
SUBSTITUTE                        PART 1--PLEASE PROVIDE YOUR TIN   --------------------------------
FORM W-9                          IN THE BOX AT RIGHT AND CERTIFY   Social Security number
DEPARTMENT OF THE TREASURY        BY SIGNING AND DATING BELOW.      or
INTERNAL REVENUE SERVICE          --------------------------------  Employer ID number
PAYER'S REQUEST FOR TAXPAYER      NAME (If a joint account or you   --------------------------------
IDENTIFICATION NUMBER             changed your name, see            PART-2--For Payees exempt from
("TIN")                           Guidelines)                       backup withholding, see the
                                  --------------------------------  Important Tax Information
                                  CHECK APPROPRIATE BOX:            contained herein and Guidelines
                                  / / Individual/Sole proprietor    for Certification of Taxpayer-
                                  / / Corporation  / / Partnership  Identification Number on
                                  / / Other                         Substitute Form W-9 enclosed
                                  --------------------------------  herewith and complete as
                                  BUSINESS NAME. If different from  instructed.
                                  above (See Guidelines):
                                  --------------------------------
                                  ADDRESS:
                                  --------------------------------
                                  CITY     STATE     ZIP CODE
----------------------------------------------------------------------------------------------------
Part 3--Certification--Under penalties of perjury, I certify that:
(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and
(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or
       (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the
       IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2). If you are exempt from backup withholding, check the box in Part 5 below.
----------------------------------------------------------------------------------------------------
SIGNATURE ---------------------------  DATE ------------------      Part 4--Awaiting TIN / /
                                                                    Part 5--Exempt TIN / /
----------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.



                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 4 OF SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER



     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31 percent of all reportable payments made to me will be withheld but that such amounts will be refunded to me if I then provide a certified Taxpayer Identification Number within sixty (60) days.



 Signature: _____________________________    Date: ____________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER.

    1.  GUARANTEE OF SIGNATURES.  No signature guarantee is required if either:


    (a) this Letter of Transmittal is signed by the registered holder of the shares (which term, for these purposes, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the shares) tendered exactly as the name of the registered holder appears on the certificate(s) for the shares tendered with this Letter of Transmittal and payment and delivery are to be made directly to the owner and the owner has not completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or


    (b) the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution").

    In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.


    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed only if certificates for shares are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary), if a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase or if a Tender for shares is being made for shares held by the Transfer Agent in DPL's dividend reinvestment plan. Certificates for all physically tendered shares or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile of the Letter of Transmittal), or an Agent's Message, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be delivered to the Depositary on or before the Expiration Date. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.


    Shareholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary before the Expiration Date, or whose shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of the Notice of Guaranteed Delivery) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to that procedure, certificates for all physically tendered shares or book-entry confirmations, as the case may be, as well as this properly completed and duly executed Letter of Transmittal (or manually signed facsimile of this Letter of Transmittal), or an Agent's Message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) New York Stock Exchange trading days after receipt by the Depositary of the Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth therein. For shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

    Except as specifically permitted by Section 6 of the Offer to Purchase, DPL will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

    3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s). Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.



    5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. If a shareholder is an Odd Lot Holder (as explained in instruction 8 below), for shares to be properly tendered, the shareholder MUST either (1) check the box in the section captioned "Odd Lots" indicating that the shareholder wishes to tender at the price determined by DPL or (2) check the box in the section captioned "Odd Lots" indicating that the shareholder wishes to tender at the price indicated in the section captioned "Shares Tendered at Price Determined by Shareholder" and check a box in that section. If a shareholder is not an Odd Lot Holder, for shares to be properly tendered, the shareholder MUST either
(1) check the box next to the section captioned "Shares Tendered at Price Determined Pursuant to the Offer" or (2) check one of the boxes in the section captioned "Shares Tendered at Price Determined by Shareholder" indicating the price at which the shareholder is tendering shares. A shareholder wishing to tender a portion(s) of the holder's shares at different prices must complete a separate Letter of Transmittal for each price at which the holder wishes to tender each portion of the holder's shares. The same shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.


    6.  SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

    If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

    If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

    If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimile) as there are different registrations of certificates.


    When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsement(s) of certificate(s) representing the shares or separate stock power(s) are required unless payment is to be made to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.


    If this Letter of Transmittal or any certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to DPL of his or her authority to so act.


    7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. DPL will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however, either
(a) payment of the purchase price for shares tendered and accepted for purchase is to be made to any person other than the registered holder(s); or
(c) certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.



    8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if DPL is to purchase fewer than all shares tendered before the Expiration Date and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 shares (not including any shares held in DPL's Savings Plans or in the DPL Inc. Employee Stock Ownership Plan), and who tenders all of the holder's shares at or below the purchase price (an "Odd Lot Holder"). This preference will not be available unless the section captioned "Odd Lots" is completed.

    9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 14 of the Offer to Purchase.


    10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.


    11. IRREGULARITIES. All questions as to the number of shares to be accepted, the price to be paid for the shares and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by DPL in its sole discretion, which determination will be final and binding on all parties. DPL reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of DPL's counsel, be unlawful. DPL also reserves the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder, and DPL's interpretation of the terms of the offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering shareholder or waived by DPL. Unless waived, any defects or irregularities in connection with tenders must be cured within that time as DPL will determine. None of DPL, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity.


    12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of this Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth below.


    13. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a shareholder whose tendered shares are accepted for purchase, or the shareholder's assignee (in either case, the "Payee"), provide the Depositary with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

    To prevent backup withholding, each Payee must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that
(i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding.

    If the Payee lacks a TIN, the Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("W-9 Guidelines") for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and
(iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

    If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

    Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

    14. WITHHOLDING FOR NON-UNITED STATES SHAREHOLDERS. Even if a Non-United States Shareholder (as defined below) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Shareholder or the holder's agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a "Non-United States Shareholder" is any shareholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any State or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of that income, or (iv) a trust
(a) the administration over which a United States court can exercise primary supervision and (b) all of the substantial decisions of which one or more United States persons have the authority to control. Notwithstanding the foregoing, to the extent provided in United States Treasury Regulations, certain trusts in existence on August 20, 1996, and treated as United States persons before that date, that elect to continue to be treated as United States persons also will not be Non-United States Shareholders. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Shareholder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Shareholder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a shareholder's status as a Non-United States Shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that reliance is not warranted. A Non-United States Shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-United States Shareholder meets those tests described in
Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

    Non-United States Shareholders are urged to consult their own tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.


    15. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate(s) representing shares has been lost, stolen, destroyed or mutilated, the shareholder should complete an affidavit of loss and return it with the shareholder's Letter of Transmittal. Please call 1-800-736-3001 to obtain an affidavit of loss and for further instructions.


    16. CONDITIONAL TENDERS. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If DPL is to purchase less than all of the shares tendered before the Expiration Date and not withdrawn, the Depositary will perform a preliminary proration, and any shares tendered at or below the purchase price pursuant to a conditional tender for which the condition was not satisfied by the preliminary proration will be deemed withdrawn, subject to reinstatement if such conditional tendered shares are subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Offer to Purchase. Conditional tenders will be selected by lot only from shareholders who tender all of their shares. All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The conditional tender alternative is made available so that a shareholder may assure that the purchase of shares from the shareholder pursuant to the offer will be treated as a sale of the shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder's responsibility to calculate the minimum number of shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment, and each shareholder is urged to consult his or her own tax advisor.


    IN THE EVENT OF PRORATION, ANY SHARES TENDERED PURSUANT TO A CONDITIONAL TENDER FOR WHICH THE MINIMUM REQUIREMENTS ARE NOT SATISFIED MAY NOT BE ACCEPTED AND THEREBY WILL BE DEEMED WITHDRAWN.



    17.  DPL SAVINGS PLANS; DPL INC. EMPLOYEE STOCK OWNERSHIP
PLAN. Participants in any of the DPL Savings Plans or in the DPL Inc. Employee Stock Ownership Plan may not use this Letter of Transmittal to direct the tender of shares attributable to their individual accounts, but must comply with the instructions found in the "Letter to Participants in the DPL Savings Plans" or the "Letter to Participants in the DPL Inc. Employee Stock Ownership Plan" sent separately to them. Participants in these plans are urged to carefully read the "Letter to Participants in the DPL Savings Plans" and the "Letter to Participants in the DPL Inc. Employee Stock Ownership Plan" and related materials sent to them.



    18. TENDER OF DIVIDEND REINVESTMENT PLAN SHARES. Shareholders who are participants in DPL's dividend reinvestment plan ("DRP") and who wish to tender DRP shares pursuant to the offer should so indicate by (a) marking "Yes" in the section of this Letter of Transmittal captioned "Dividend Reinvestment Plan," and (b) indicate whether they are tendering all or a partial amount of their DRP shares. Partial tenders must be for whole share amounts; fractional shares will not be accepted for tender. Tenders for all DRP shares will include any shares credited to your DRP account as a result of the dividend payable March 1, 2000, subject to proration.



    IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, OR MANUALLY SIGNED FACSIMILE OF THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BEFORE 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THIS LETTER OF TRANSMITTAL.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                [GEORGESON LOGO]


                          17 State Street, 10th Floor
                               New York, NY 10004
                 Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064


                      THE DEALER MANAGER FOR THE OFFER IS:


                     CREDIT SUISSE FIRST BOSTON CORPORATION
                             Eleven Madison Avenue
                         New York, New York 10010-3629
                         Call Toll Free: (800) 646-4543